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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                                 June 20, 1997

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                            MONTEREY RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


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
           DELAWARE                           1-23111                           76-0511993
(State or other jurisdiction of       (Commission File Number)      (I.R.S. Employer Identification Number)
incorporation or organization)

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                              5201 TRUXTUN AVENUE
                         BAKERSFIELD, CALIFORNIA  93309
                         REIGSTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE:
                                  805-322-3992

         (Address of principal executive offices, including zip code)


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ITEM 5 -- OTHER EVENTS

        Monterey Resources, Inc.'s (the "Company") press release dated June 17, 1997, announcing the execution of a definitive Merger Agreement in which a subsidiary of the Company, Monterey Acquisition Corporation has agreed to acquire all the outstanding shares of common stock of McFarland Energy, Inc., is attached as an exhibit to this Form 8-K and incorporated by reference.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Monterey Resources, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MONTEREY RESOURCES, INC.


                                        /s/  Terry Anderson
                                        ---------------------------------------
                                        Terry Anderson
                                        General Counsel and Secretary


June 20, 1997

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                                 EXHIBIT INDEX

  EXHIBIT NUMBER                              DESCRIPTION
------------------      --------------------------------------------------------

      2.1                  Agreement and Plan of Merger dated as of June 16,
                             1997 between McFarland Energy, Inc., Monterey
                          Resources, Inc. and Monterey Acquisition Corporation

      99.1                         Press Release, dated June 17, 1997